NUVEEN
Growth and Income
Mutual Funds

June 30, 1998

Annual Report

Seeking income for today
and growth for tomorrow.


[PHOTO APPEARS HERE]


Utility
Income Fund

Highlights

As of June 30, 1998
For Class A shares on net asset value


Industry Diversification

[PIE CHART APPEARS HERE]

Electric Utility                46%
Forest and Paper Products        4%
Financial                       24%
Consumer Cyclical                4%
Telecommunications              14%
Natural Gas/Pipeline             8%

Performance Highlights
 .  One-year total return of 19.32%
 .  Steady dividend since June 1993
 .  4.02% yield on NAV; 3:85% yield on offer

    Contents
 1  Dear Shareholder
 3  Portfolio Manager's Comments
 4  Performance Overview
 5  Report of Independent
    Public Accountants
 6  Portfolio of Investments
 8  Statement of Net Assets
 9  Statement of Operations
10  Statement of Changes in Net Assets
11  Notes to Financial Statements
14  Financial Highlights
16  Building Better Portfolios
17  Fund Information

Is it Time for a Financial Check-Up?
Now is a great time to sit down with your financial adviser and review your financial plan. How can you make sure that your investment strategy is strong enough to provide the income you need today and versatile enough to change as your goals do? Here are some guidelines:

 . Make sure you and your adviser understand your current situation. How have your goals, objectives and risk profile changed? What are your current tax concerns, interests, lifestyle?

 . Revisit your current investment choices. If the value of one portion of your portfolio has grown substantially, it may be time to rebalance asset classes.

 . Determine how your asset mix will be implemented. Changing your asset allocation is generally a gradual process. Make sure you and your adviser have a clear understanding of each other's responsibilities. Define and discuss what you want in terms of support from your adviser.

 . Keep revisiting your plan. Don't assume that once you've revised your plan and reallocated your portfolio the process is finished.

It's recommended that you meet at least once a year with your financial adviser - and usually more if there have been significant changes in interest rates, tax laws, retirement plan distributions, lifestyle or health.

Even if things haven't changed, it makes good financial sense to keep in touch with your adviser.

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board

Wealth takes
a lifetime
to build.
Once achieved,
it should be
preserved.

I'm pleased to report that the Flagship Utility Income Fund continued to meet its objectives of providing shareholders with attractive income and growth potential, despite a volatile year in the utility industry. Since the onset of the recent wave of utility deregulation, the industry has experienced constant change as companies adapt to the new competitive environment. Nuveen's experience in the utility sector has enabled the fund to navigate through this changing market environment.

The fund continues to provide an attractive investment opportunity for investors seeking a high level of income for today, along with the appreciation potential that historically has helped keep investors ahead of inflation. Our portfolio strategy of focusing on securities with strong income potential has resulted in very attractive yields for investors. In fact, the Utility Income Fund is ranked as one of the highest-yielding funds in its peer group and the fund's Class A shares have maintained a steady dividend since June 1993.

The Economy in Review
Over the past year, the equity markets exhibited continued strength despite recent volatility sparked by Asia's financial problems. Fixed-income investments also enjoyed bullish performance, as declining interest rates and low inflation spurred a bond market rally. A year-to-year comparison shows that today's rates are significantly lower than those of a year ago. The continued fall of interest rates has tended to make the value of higher-yielding stocks like those in the Utility Income Fund even greater. Added strength for income-oriented investments came from the low inflationary environment, which was caused in part by the Asian financial crisis. Thanks to a strong dollar and weak commodity prices, the Consumer Price Index rose only 1.7% for the 12 months ended June 30, 1998, among its lowest levels in years. Defensive stocks such as utilities gained additional strength from the "flight to quality," as investors sought a haven from ongoing Asian uncertainty by moving assets into defensive stocks and fixed-income securities.

"Today, more than ever, you can count on Nuveen for a wide range of investments and services that can help you build a well-balanced portfolio designed to achieve your financial goals."


In coming months, we will continue to watch several key factors affecting the future of the economy, including the demand for goods and services, the availability of qualified employees, international economic activity, particularly in Asia, and indications from the Federal Reserve. We expect that these factors will continue to influence the tone of the stock and bond markets during the remainder of the year.

Diversification:
The Key to a Better Portfolio
In the months ahead, we believe that investors will find diversification to be an increasingly important investment strategy. An appropriately diversified portfolio one that balances different types of investments, risk levels, and tax management can help cushion your portfolio against volatility and enhance your long-term return potential.

Many investors select Nuveen funds because their emphasis on dependable income and attractive after-tax returns makes them ideal for building and sustaining long-term financial security. Our range of stock and bond investments can help create the foundation for a diversified, well-balanced portfolio. We encourage you to talk with your financial adviser about diversifying your portfolio with Nuveen's equity and balanced funds, including the Nuveen European Value Fund. This new equity mutual fund offers a portfolio of quality European company stocks for investors seeking long-term growth potential and international diversification. Today, more than ever, you can count on Nuveen for a wide range of investments and services that can help you build a well-balanced portfolio designed to achieve your financial goals.

When seeking quality investment solutions that withstand the test of time, we hope that you continue to think of Nuveen. We thank you for your continued confidence in us and our family of investments.

Sincerely,

/s/Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
August 15, 1998

Flagship Utility Income Fund
Portfolio Manager's Comments

Portfolio Manager Rick Huber reviews the past year in the utility sector and talks about the performance of the fund and his outlook for the future.

Comments cover the one-year period ended June 30, 1998, and all performance statistics are quoted for Class A shares on net asset value.

Utility Sector Review
Deregulation continues to force utility companies in all sectors to become more cost-efficient, growth-oriented entities. The process of deregulation for electric utilities continues throughout the country, and President Clinton has announced plans to assess deregulation on a national scale. Thus far, the plan looks favorable for most electric utilities and will allow them to pass along at least some of the costs of their power plants to customers in the coming years.

However, deregulation has also brought with it tremendous volatility, although the volatility levels for utility stocks have still been lower than those found in the overall stock market. In addition, this sector has tremendous growth potential because deregulation has ended what was essentially a "ceiling" on utility company earnings growth. However, that improved growth potential is accompanied by concerns over the earnings of these companies, since their profits are no longer effectively guaranteed. The recent rash of large-scale acquisitions also raised a number of issues, particularly in telecommunications sector as the MCI-WorldCom and SBC-Ameritech mergers were announced. Some analysts are concerned over the impact of these mergers on corporate earnings, as well as the new conglomerates' ability to adapt quickly to a changing environment.

Utility stocks were generally able to reap the benefits of the continued strength of the bull market on Wall Street. In addition, demand for utility stocks continued to grow as the financial problems in Asia prodded many investors to consider more defensive securities such as utility stocks. The continued fall of interest rates also benefited the sector as the attractive dividends paid by many utilities drew investors seeking competitive income levels.

Fund Performance
For the year ended June 30, 1998, the fund generated a total return of 19.32%. Although this return falls below the 30.24% return provided by the benchmark Standard & Poor's Utility Index, the fund's performance remains attractive when considering that the Index is comprised purely of common stocks, while the Utility Income Fund presently holds only 54% of its investments in common stocks. The remainder is held in bonds and preferred stocks (which are securities that perform similarly to bonds), helping the fund maintain a steady income level and subjecting the fund to much less price volatility than common stocks. In addition, the fund provided shareholders with a yield of 4.02% and has maintained its current dividend per share level since 1993.

Key Strategies
As the utility sector remained volatile during the year, we began to focus on the fund's income component and choose those securities that would support the fund's dividend level and help protect shareholder capital. As a result, we moved from a weighting of 73% in electric utilities six months ago to an allocation of 46% at fiscal year-end. The relative price instability of this sector led us to focus on those high-quality, financially strong companies that we felt would be the most successful in the changing market environment. In general, we avoided natural gas company stocks because the commodity-oriented nature of that business forces tight pricing margins that can hinder profitability. We also focused on diversifying the fund's holdings over the past year, working to choose those companies in each of the key utility sectors that we expected to perform well as the industry evolves. In general, we looked for the most stable companies - those with strong earnings records, nimble management and enhanced performance potential in the competitive marketplace.

Outlook for the Future
With the sweeping changes that deregulation has introduced over the past several years, the dynamics of the utility industry have changed dramatically. As the stocks in this sector have generally become more volatile, the task of finding appropriate securities that will provide the dividend income and relative stability we seek has become more complex. As a result, we are exploring new strategies to help the fund meet its objectives. For example, we will be looking for companies that have or plan to successfully diversify into non-regulated areas of their businesses. This strategy is illustrated by Ameritech, which was once strictly a local telephone service provider, and has recently expanded into internet service, cable television and even home security services. These are the companies that we feel will be most successful in the future and will be able to outperform their competitors. In addition, we will closely watch companies that have been able to successfully expand internationally, and have been able to bring their international experience back to the U.S. For example, Texas Utilities has recently acquired several utility companies in the United Kingdom and Australia, which are unregulated markets. Thus far, the company has been able to learn from these ventures how to thrive in a competitive, unregulated utility market. We are evaluating these and other strategies to ensure that the fund is well-positioned to achieve its goals of providing income for today and growth for the future.

Flagship Utility Income Fund
Performance Overview
As of June 30, 1998

Top Ten Common Stock Holdings

Carolina Power & Light                                 3.46%
DQE Inc.                                               2.88%
Sprint Corp.                                           2.81%
Ameritech Corporation                                  2.68%
Piedmont Natural Gas                                   2.68%
CMS Energy Corporation                                 2.63%
Rochester Gas & Electric Company                       2.55%
Texas Utilities Company                                2.49%
Florida Progress Corporation                           2.46%
Florida Power & Light Company                          2.39%

Portfolio Allocation

[PIE CHART APPEARS HERE]

Common Stocks                                            54%
Preferred Stocks                                         38%
Bonds                                                     8%

Dividend History (Class A Shares)

[BAR CHART APPEARS HERE]

0.05290    July        1997
0.05290    August      1997
0.05290    September   1997
0.05290    October     1997
0.05290    November    1997
0.05290    December    1997
0.05290    January     1998
0.05290    February    1998
0.05290    March       1998
0.05290    April       1998
0.05290    May         1998
0.05290    June        1998


Fund Highlights

Share Price                                             A                     C
--------------------------------------------------------------------------------
Inception Date                                       8/83                  7/93
Net Asset Value                                    $13.06               $ 13.03
Monthly Dividend                                    .0529                 .0470
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Net Assets ($000)                                                 $25,719
Number of Holdings                                                           42
Turnover Rate                                                              101%
--------------------------------------------------------------------------------


Annualized Total Return/1/

Share Class                       A (On NAV)    A (On Offer)                  C
--------------------------------------------------------------------------------
1-Year                                19.32%          14.35%             18.65%
3-Year                                14.61%          12.98%             13.96%
5-Year                                 9.60%           8.67%              8.99%
10-Year/2/                             7.67%           7.27%                N/A

Yields/3/

Distribution Rate                      4.86%           4.66%              4.33%
SEC 30-Day Yield                       4.02%           3.85%              3.47%
--------------------------------------------------------------------------------


Index Comparison /4/

[LINE CHART APPEARS HERE]

        Utility Income Fund (Offer)     Utility Income Fund (NAV)    S&P Utility Index     S&P 500
6/88    9,580                           10,000                       10,000                10,000
6/89    9,417                            9,830                       12,759                12,053
6/90    9,658                           10,082                       14,439                14,042
6/91    9,548                            9,967                       14,809                15,078
6/92   10,951                           11,431                       16,939                17,103
6/93   12,685                           13,241                       21,247                19,435
6/94   11,819                           12,337                       19,662                19,709
6/95   13,324                           13,908                       22,667                24,845
6/96   15,299                           15,970                       27,868                31,303
6/97   16,812                           17,549                       29,386                42,170
6/98   20,062                           20,942                       38,276                54,892

[_] S&P 500                             $54,892
[_] S&P Utility Index                   $38,276
[_] Utility Income Fund (NAV)           $20,942
[_] Utility Income Fund (Offer)         $20,062
Past performance is not predictive of future results.

/1/ All returns are actual. Class A shares have a 4.20% maximum sales charge. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

/2/ The fund changed its investment objectives and policies as of July 1, 1992, from a corporate cash management fund to that of a utility fund.

/3/ SEC Yield is a standardized measure of the fund's earnings over the previous 30-day period. Distribution Rate is the most recent dividend, multiplied by 12, divided by price. It sometimes differs from SEC Yield due to a number of factors, including that distribution yield may not reflect amortization of bond premiums arising after purchase and that the fund may be paying out more or less than it is currently earning.

/4/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Utility Income Fund compared with the Standard & Poor's 500 Index and the Standard & Poor's Utility Index. The S&P Indexes do not reflect any initial or ongoing expenses. The fund return depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (4.20%) and all ongoing fund expenses.

Report of Independent Public Accountants

To the Board of Directors and Shareholders of Flagship Utility Income Fund

We have audited the accompanying statement of net assets, including the portfolio of investments, of the Flagship Utility Income Fund (the "Fund") (one of the series constituting the Flagship Admiral Funds (a Maryland corporation)) as of June 30, 1998 and the related statement of operations, and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights for the Fund for the years ended June 30, 1997 and prior were audited by other auditors whose report dated August 20, 1997, expressed and an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of Flagship Utility Income Fund as of June 30, 1998 and the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Chicago, Illinois
August 17, 1998

Portfolio of Investments
Flagship Utility Income Fund
June 30, 1998

     Shares    Description                                          Market Value
--------------------------------------------------------------------------------
               COMMON STOCKS -- 53.0%
               Electric Utility -- 35.9%
     15,000    CMS Energy Corporation                                $   660,000
     20,000    Carolina Power & Light Company                            867,500
     31,200    Dayton Power & Light Company                              565,500
     20,050    DQE, Incorporated                                         721,800
      9,500    Florida Power & Light Company                             598,500
     15,000    Florida Progress Corporation                              616,875
     10,000    Illinova Corporartion                                     300,000
     20,000    LG&E Energy Corporation                                   541,250
     20,000    MCN Corporation                                           497,500
     10,000    New England Electric System                               432,500
     20,000    Pacificorp                                                452,500
     20,000    Rochester Gas & Electric Company                          638,750
     15,000    SCANA Corporation                                         447,188
     10,000    Sonat Incorporated                                        386,250
     15,000    Texas Utilities Company                                   624,375
     20,000    The Southern Company                                      553,750
     10,000    Williams Companies Incorporated                           337,500
--------------------------------------------------------------------------------
               Natural Gas/Pipeline -- 7.8%
     10,000    Consolidated Natural Gas Company                          588,750
     10,000    National Fuel Gas Company                                 435,625
      7,600    Nicor Incorporated                                        304,950
     20,000    Piedmont Natural Gas                                      672,500
--------------------------------------------------------------------------------
               Telecommunications -- 9.3%
     15,000    Ameritech Corporation                                     673,125
     10,000    Bell Atlantic Corporation                                 456,250
     10,000    GTE Corporation                                           556,250
     10,000    Sprint Corporation                                        705,000
--------------------------------------------------------------------------------
               Total Common Stocks -- (cost $11,324,523)              13,634,188
--------------------------------------------------------------------------------
               PREFERRED STOCKS -- 36.6%
               Electric Utility -- 9.2%
     17,969    HL&P Capital Tollroad Trust I (8.125%)                    458,210
     20,000    Illinois Power Company, Series A (9.450%)                 516,250
     30,000    MCN Michigan Limited Partnership (9.375%)                 774,375
     25,000    Western Resource Inc., Series A (7.875%),                 629,688
--------------------------------------------------------------------------------
               Finance -- 23.4%
     25,000    Bank America Capital (7.000%)                             618,750
     25,000    Chase Capital IV (7.340%)                                 626,563


6


    Shares  Description                                                 Market Value
------------------------------------------------------------------------------------
            Finance (continued)
    30,000  The Coastal Corporation, Coastal Finance I (8.375%)          $   736,875
    30,000  Equitable Resources, Incorporated (7.350%)                       746,250
    30,000  Merrill Lynch Capital Trust 1 (7.000%)                           738,750
    30,000  Metropolitan Edison (9.000%)                                     768,750
    20,000  Mission Capital L P (9.875%)                                     520,000
    26,875  Pacific Telesis Group (7.560%)                                   673,555
    22,804  Textron Capital (7.920%)                                         575,801
------------------------------------------------------------------------------------
            Telecommunications - 4.0%
    20,000  GTE Corporation, Series Z (9.250%)                               518,750
    20,000  MCI Communications Corporation, Series A (8.000%)                508,750
------------------------------------------------------------------------------------
            Total Preferred Stocks - (cost $9,311,475)                     9,411,317
------------------------------------------------------------------------------------
Principal
   Amount   Description                                                 Market Value
------------------------------------------------------------------------------------
            CORPORATE BONDS - 7.9%
            Forest and Paper Products - 4.0%
$1,000,000  Georgia-Pacific Corporation Debenture, 7.375%, 12/01/25        1,039,812
------------------------------------------------------------------------------------
            Consumer Cyclical - 3.9%
 1,000,000  TRW Incorporated, 6.250%, 1/15/10                                999,222
------------------------------------------------------------------------------------
            Total Corporate Bonds - (cost $2,020,694)                      2,039,034
            ------------------------------------------------------------------------
            Total Investments - (cost $22,656,692) - 97.5%                25,084,539
            ------------------------------------------------------------------------
            Other Assets Less Liabilities - 2.5%                             634,902
            ------------------------------------------------------------------------
            Net Assets - 100%                                            $25,719,441
            ========================================================================

                                  See accompanying notes to financial statements

                            Statement of Net Assets
                            June 30, 1998


-----------------------------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $22,656,692) (note 1)                                                $25,084,539
Cash                                                                                                                   32,869
Receivables:
  Dividends and interest                                                                                              112,672
  Investments sold                                                                                                  1,113,163
Other assets                                                                                                            1,061
-----------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                                 26,344,304
-----------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                                                               457,850
  Shares redeemed                                                                                                      28,019
Accrued expenses:
  Management fees (note 6)                                                                                              8,189
  12b-1 distribution and service fees (notes 1 and 6)                                                                   6,850
  Other                                                                                                                21,147
Dividends payable                                                                                                     102,808
-----------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                               624,863
-----------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                                               $25,719,441
=============================================================================================================================
Class A Shares (note 1)
Net assets                                                                                                        $20,012,542
Shares outstanding                                                                                                  1,532,478
Net asset value and redemption price per share                                                                    $     13.06
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)         $     13.63
=============================================================================================================================
Class C Shares (note 1)
Net assets                                                                                                        $ 5,706,899
Shares outstanding                                                                                                    438,103
Net asset value, offering and redemption price per share                                                          $     13.03
=============================================================================================================================


                                 See accompanying notes to financial statements.

Statement of Operations
Year Ended June 30, 1998


------------------------------------------------------------------------------------------------
Investment Income (note 1)
Dividends                                                                             $1,509,247
Interest                                                                                 112,922
------------------------------------------------------------------------------------------------
Total investment income                                                                1,622,169
------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                                 129,390
12b-1 service fees - Class A (notes 1 and 6)                                              40,415
12b-1 distribution and service fees - Class C (notes 1 and 6)                             42,528
Shareholders' servicing agent fees and expenses                                           38,438
Custodian's fees and expenses                                                             40,908
Professional fees                                                                         10,281
Shareholders' reports - printing and mailing expenses                                     64,683
Federal and state registration fees                                                        8,581
Other expenses                                                                             4,811
------------------------------------------------------------------------------------------------
Total expenses before reimbursement                                                      380,035
  Expense reimbursement (note 6)                                                          (2,443)
------------------------------------------------------------------------------------------------
Net expenses                                                                             377,592
------------------------------------------------------------------------------------------------
Net investment income                                                                  1,244,577
------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)                         2,296,988
Net change in unrealized appreciation or depreciation of investments                     990,857
------------------------------------------------------------------------------------------------
Net gain from investments                                                              3,287,845
------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                            $4,532,422
================================================================================================


                                 See accompanying notes to financial statements.

                      Statement of Changes in Net Assets

                                                                       Year Ended       Year Ended
                                                                          6/30/98          6/30/97
---------------------------------------------------------------------------------------------------
Operations
Net investment income                                                 $ 1,244,577      $ 1,657,466
Net realized gain from investment transactions
   (notes 1 and 4)                                                      2,296,988        2,155,531
Net change in unrealized appreciation or depreciation
   of investments                                                         990,857       (1,227,092)
---------------------------------------------------------------------------------------------------
Net increase in net assets from operations                              4,532,422        2,585,905
---------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Class A                                                             (1,033,890)      (1,294,422)
   Class C                                                               (259,894)        (301,321)
---------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders              (1,293,784)      (1,595,743)
---------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                        1,302,662        2,079,070
Net proceeds from shares issued to shareholders
   due to reinvestment of distributions                                   839,065          814,896
---------------------------------------------------------------------------------------------------
                                                                        2,141,727        2,893,966
---------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                (5,372,175)      (9,484,267)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions     (3,230,448)      (6,590,301)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                       8,190       (5,600,139)
Net assets at the beginning of year                                    25,711,251       31,311,390
---------------------------------------------------------------------------------------------------
Net assets at the end of year                                         $25,719,441      $25,711,251
===================================================================================================
Balance of undistributed net investment income at end of year         $    12,516      $    61,723
===================================================================================================

10
                               See accompanying notes to financial statements.

Notes to Financial Statements




1. General Information and Significant Accounting Policies
The Flagship Utility Income Fund (the "Fund") is a series of Flagship Admiral Funds Inc. (the "Corporation"), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to provide current income and long-term growth of income and capital by investing primarily in the preferred and common stocks of companies in the public utilities industry. The Fund will seek capital appreciation as a secondary objective.

The John Nuveen Company ("Nuveen"), parent of John Nuveen &Co. Incorporated, the distributor ("Distributor") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation
Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange on which such securities are primarily traded; however, securities traded on a national securities exchange for which there are no transactions on a given day or securities not listed on a national securities exchange are valued at the mean between the last reported bid and asked prices. Any securities or assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Short-term investments are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 1998, the Fund had no such outstanding purchase commitments.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts.

Dividends and Distributions to Shareholders
Net investment income is declared and distributed to shareholders monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes
The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program
The Fund is authorized to issue Class A, B, C and R Shares but to date has not issued Class B or R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares at the end of eight years.

Derivative Financial Instruments
The Fund may invest in options and futures transactions, which are sometimes referred to as derivative transactions as well as restricted securities. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended June 30, 1998.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares
Transactions in Fund shares were as follows:

                                                                                Year Ended               Year Ended
                                                                                  6/30/98                  6/30/97
                                                                          ------------------------------------------------
                                                                            Shares        Amount     Shares        Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold:
    Class A                                                                 99,136   $ 1,259,086    139,470   $ 1,528,638
    Class C                                                                  3,043        43,576     49,660       550,432

Shares issued to shareholders due to reinvestment of distributions:
    Class A                                                                 52,493       645,383     58,233       645,196
    Class C                                                                 15,831       193,682     15,336       169,700
--------------------------------------------------------------------------------------------------------------------------
                                                                           170,503     2,141,727    262,699     2,893,966
--------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
    Class A                                                               (370,411)   (4,588,730)  (700,730)   (7,812,755)
    Class C                                                                (64,162)     (783,445)  (150,184)   (1,671,512)
--------------------------------------------------------------------------------------------------------------------------
                                                                          (434,573)   (5,372,175)  (850,914)   (9,484,267)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                   (264,070)  $(3,230,448)  (588,215)  $(6,590,301)
=========================================================================================================================

3. Distributions to Shareholders
The Fund declared a dividend distribution from its net investment income which was paid on August 3, 1998, to shareholders of record on July 9, 1998, as follows:

--------------------------------------------------------------------------------------------------------------------------
Dividend per share:
Class A                                                                                                          $  .0529
Class C                                                                                                             .0470
==========================================================================================================================

12

4. Securities Transactions
Purchases and sales (including maturities) of investment securities, U.S. government obligations and short-term investments for the fiscal year ended June 30, 1998, were as follows:

--------------------------------------------------------------------------------
Purchases:
    Investment securities                                            $22,811,520
    U.S. government obligations                                        3,030,370
    Short-term investments                                             9,750,000
Sales:
    Investment securities                                             26,170,004
    U.S. government obligations                                        3,005,410
    Short-term investments                                             9,750,000
================================================================================

At June 30, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

At June 30, 1998, the Fund had unused capital loss carryforwards of $3,653,149 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $891,661 will expire in the year 1999, $1,241,875 will expire in the year 2002 and $1,519,613 will expire in the year 2003.

5. Unrealized Appreciation (Depreciation)
At June 30, 1998, net unrealized appreciation aggregated $2,427,847 of which $2,619,760 related to appreciated securities and $191,913 related to depreciated securities.

6. Management Fee and Other Transactions with Affiliates
Under the Fund's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net asset value of the Fund as follows:

Average Daily Net Asset Value                                     Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .5000 of 1%
For the next $125 million                                            .4875 of 1
For the next $250 million                                            .4750 of 1
For the next $500 million                                            .4625 of 1
For the next $1 billion                                              .4500 of 1
For net assets over $2 billion                                       .4250 of 1
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Fund pays no compensation directly to those of its Directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended June 30, 1998, the Distributor collected sales charges on purchases of Class A Shares of approximately $24,800 of which approximately $21,600 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 1998, the Distributor compensated authorized dealers with approximately $800 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 distribution and service fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. The Distributor retained approximately $3,600 of such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $900 of CDSC on share redemptions for the fiscal year ended June 30, 1998.

7. Composition of Net Assets
At June 30, 1998, the Fund had 200,000,000 shares of $.001 par value common stock authorized. Net assets consisted of:

--------------------------------------------------------------------------------
Capital paid-in                                                     $26,994,700
Balance of undistributed net investment income                           12,516
Accumulated net realized gain (loss) from investment transactions    (3,715,622)
Net unrealized appreciation of investments                            2,427,847
--------------------------------------------------------------------------------
Net assets                                                          $25,719,441
================================================================================

13

Financial Highlights

Selected data for a share outstanding throughout each period is as follows:

  Class (Inception Date)
                                             Investment Operations              Less Distributions
                                        --------------------------------   ----------------------------

                                                            Net
                         Beginning                    Realized/                                            Ending
                               Net             Net   Unrealized                   Net                         Net
Year Ended                   Asset      Investment   Investment            Investment   Capital             Asset        Total
June 30,                     Value      Income (a)  Gain (Loss)    Total       Income      Gain   Total     Value   Return (b)
-------------------------------------------------------------------------------------------------------------------------------
Class A (8/83)
 1998                       $11.51            $.61       $ 1.57    $2.18        $(.63)    $  --   $(.63)   $13.06       19.32%
 1997                        11.09             .66          .40     1.06         (.64)       --    (.64)    11.51         9.89
 1996                        10.24             .64          .85     1.49         (.64)       --    (.64)    11.09        14.82
 1995                         9.69             .64          .55     1.19         (.64)       --    (.64)    10.24        12.73
 1994                        11.04             .63        (1.34)    (.71)        (.64)       --    (.64)     9.69       (6.83)

Class C (7/93)
 1998                        11.49             .55         1.56     2.11         (.57)       --    (.57)    13.03        18.65
 1997                        11.08             .61          .38      .99         (.58)       --    (.58)    11.49         9.25
 1996                        10.24             .58          .84     1.42         (.58)       --    (.58)    11.08        14.15
 1995                         9.69             .59          .55     1.14         (.59)       --    (.59)    10.24        12.14
 1994 (c)                    11.05             .59        (1.39)    (.80)        (.56)       --    (.56)     9.69       (7.52)*
==============================================================================================================================


                                     Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------
                                            Ratio                          Ratio
                                           of Net                         of Net
                          Ratio of     Investment       Ratio of      Investment
                          Expenses         Income       Expenses          Income
                        to Average     to Average     to Average         Average
                        Net Assets     Net Assets     Net Assets      Net Assets
                            Before         Before          After           after      Portfolio
  Ending Net            Reimburse-     Reimburse-     Reimburse-      Reimburse-       Turnover
Assets (000)                  ment           ment        ment(a)         ment(a)           Rate
--------------------------------------------------------------------------------------------------
     $20,013                  1.35%          4.92%          1.34%          4.93%            101%
      20,157                  1.54           5.41            .98           5.97             128
      25,010                  1.45           5.35            .98           5.82             115
      25,000                  1.52           6.00           1.00           6.52             159
      26,921                  1.38           5.48            .94           5.92             193

       5,707                  1.90           4.38           1.89           4.39             101
       5,555                  2.09           4.91           1.53           5.47             128
       6,302                  2.00           4.79           1.52           5.27             115
       5,501                  2.06           5.49           1.54           6.01             159
       5,129                  2.04*          5.11*          1.46*          5.69*            193

*   Annualized.
(a) After waiver of certain management fees or reimbursement of expenses by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c) From commencement of class operations as noted.

Building a Better Portfolio
Can Make You a Successful Investor


Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds
Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers(SM) including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios
Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance and daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Nuveen Family
of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth
Nuveen Rittenhouse
Growth Fund

Growth and
Income
European Value Fund

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin

Fund Information

Board of Directors
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

Serving Investors for Generations


[PHOTO APPEARS HERE]
John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

       1898
  NUVEEN 1998
OUR SECOND CENTURY
  helping investors sustain the wealth of a lifetime./TM/

     John Nuveen & Co. Incorporated
     333 West Wacker Drive
     Chicago, IL 60606-1286

     www.nuveen.com


                                                                     EAN-UI-6-98